UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2004

Odyssey Re Holdings Corp.
(Exact name of Registrant as specified in its charter)

Delaware	6719	52-2301683
(State or Other Jurisdiction	Commission File Number	(I.R.S. Employer
of Incorporation)		Identification Number)

Odyssey Re Holdings Corp.
140 Broadway, 39th Floor, New York, New York 10005
(212) 978-4700
(Address of principal executive offices and telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 15, 2004, Samuel A. Mitchell was appointed to the board of directors of Odyssey Re Holdings Corp. (“OdysseyRe”). As of the date of this report on Form 8-K, it is not expected that Mr. Mitchell will be named to a committee of the board of directors of OdysseyRe. Mr. Mitchell is currently a principal of Hamblin Watsa Investment Counsel, the investment advisor for OdysseyRe and a wholly-owned subsidiary of Fairfax Financial Holdings Limited, OdysseyRe’s majority stockholder.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2004

ODYSSEY RE HOLDINGS CORP.
By:	/s/ Donald L. Smith
	Name:	Donald L. Smith
	Title:	Senior Vice President, General Counsel and Corporate Secretary